UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 23, 2012 (October 22, 2012)

Bimini Capital Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code(772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

On October 22, 2012, Orchid Island Capital, Inc. (“Orchid”), a wholly-owned subsidiary of Bimini Capital Management, Inc. (the “Company”), filed a Form S-11 Registration Statement (File No. 333-184538) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with a proposed  initial public offering of its common stock (the “Offering”).  The number of shares of common stock and the price range of the Offering have not yet been determined.  The proceeds of the Offering are expected to be used to purchase pass-through residential mortgage-backed securities and structured residential mortgage-backed securities, the principal and interest payments of which are guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association.  Orchid intends to qualify and will elect to be taxed as a real estate investment trust (“REIT”) under the Internal Revenue of 1986, as amended, commencing with its short taxable year ending December 31, 2012.

The Company, through Bimini Advisors, LLC, its taxable REIT subsidiary (the “Manager”), expects to provide management services to Orchid pursuant to the terms of a Management Agreement that is expected to be entered into by Orchid and the Manager upon completion of the Offering (the “Management Agreement”).  The terms of the Management Agreement have not yet been finalized.

The Registration Statement has been filed by Orchid with the SEC but has not yet become effective.  The Company cannot assure you that the Offering will be completed, or if completed, what the final terms thereof will be.  Orchid’s common stock may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.  The Offering will be made only by means of a prospectus. When available, a preliminary prospectus related to the Offering may be obtained by contacting:

Ladenburg Thalmann & Co. Inc.
Attn: Syndicate Department
58 South Service Road, Suite 160
Melville, New York 11747
Telephone: 631-270-1600
Fax: 631-270-1998

FORWARD-LOOKING STATEMENTS

When used in this Current Report on Form 8-K, statements which are not historical in nature, including those containing words such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend” and similar expressions, are intended to identify “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These forward-looking statements are based on information available at the time and on management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in such forward-looking statements.  In particular, there can be no assurance that the Offering will be completed on the terms contemplated by the Registration Statement, if at all, that the Management Agreement will contain the terms described in the Registration Statement or that the Company will receive management fees or other economic benefits in connection with the Offering.  Other important factors that could cause actual performance or results to differ from those expressed in forward-looking statements are described in the Registration Statement, the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q.  The Company assumes no obligation to update forward-looking statements to reflect subsequent results, changes in assumptions or changes in other factors affecting forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2012	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer